EXHIBIT 10(b)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Experts” in the Prospectus and to the use of our reports: (1) dated March 25, 2011, with respect to the financial statements of Transamerica Advisors Life Insurance Company of New York, and (2) dated April 26, 2011, with respect to the financial statements of ML of New York Variable Annuity Separate Account D in Post-Effective Amendment No. 10 to the Registration Statement (Form N-4, No. 333-119797) under the Securities Act of 1933, and the related Prospectus of Merrill Lynch Investor Choice Annuity (IRA Series).

/s/ Ernst & Young LLP

Des Moines, Iowa

April 26, 2011